UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.        )
                                                              --------
                           Check the appropriate box:

[X]  Preliminary  Information  Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
(2))
[  ]  Definitive  Information  Statement


                            Mason Hill Holdings, Inc.
                            -------------------------
                (Name of Registrant As Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[x]  No  fee  required

[ ]  Fee  computed  on  table  below  per  Exchange Act Rules 14c-5(g)  and 0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

Check  box  if  any  part  of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                       SCHEDULE 14C INFORMATION STATEMENT

                            Mason Hill Holdings, Inc.
                         300 Chestnut Street, Suite 200
                                Needham, MA 02492
                            Telephone: (781) 444-6100
                            Facsimile: (781) 444-6000

                                 With a copy to:

                              April E. Frisby, Esq.
                                 Weed & Co. LLP
                         4695 MacArthur Ct., Suite 1430
                             Newport Beach, CA 92660
                             Telephone: 949.475.9086


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               November   , 2004
                                       ---
Notice  of  Written  Consent in lieu of Special Meeting to be effective December
   ,  2004.
---
To  Shareholders  of  Mason  Hill  Holdings,  Inc.

Mason Hill Holdings, Inc., a Delaware corporation notifies its shareholders of record that shareholders holding a majority of the voting power plan to take the following action by written consent in lieu of a special meeting of
shareholders,  to  be  effective  December    ,  2004:
                                          ---
1. Amend the Certificate of Incorporation in order to increase the amount of authorized common stock to 500,000,000 shares, $.002 par value, from 20,000,000 shares, $.002 par value.

These actions will not be effective until a date which is at least twenty (20) days after Mason Hill files the Definitive Information Statement. You have the right to receive this notice if you were a shareholder of record at the close of business on November 17, 2004 (the "Record Date"). This Statement is first being
mailed  to  shareholders  on                ,  2004.
                            ---------------
                                /s/Geoffrey Eiten
                               ------------------
                                 Geoffrey Eiten
                                    President
Needham,  MA
November    ,  2004
        ---

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Mason Hill Holdings, Inc., a Delaware corporation.

The Board of Directors has recommended and persons owning the majority of the voting power of Mason Hill have adopted resolutions to effect the above-listed actions.

Mason Hill will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail along with a copy of Mason Hill's report on Form 10-KSB for the year ended March 31, 2004 and quarter ended September 30, 2004.

Dissenter's  Rights  of  Appraisal

Mason Hill is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

As of November 17, 2004 (the "Record Date"), Mason Hill had an aggregate of 20,000,000 shares of common stock issued and outstanding out of 20,000,000 authorized shares of common stock.

Only holders of record of the common stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of common stock was entitled to one vote.

Our Board of Directors approved the increase in the amount of authorized common stock on November __, 2004, and recommended that our Certificate of Incorporation be amended in order to effect the increase in the amount of authorized common stock.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of November 17, 2004, information regarding shares of common stock owned by (a) each person known by management to beneficially own more than 5% of the outstanding common stock, (b) each of Mason Hill's directors, and (c) all executive officers and directors of Mason Hill as a group:


Outstanding  Common  Stock  Beneficially  Owned


-----------------------------------------------------------------------------------------------
Name and Address of Beneficial    Number of Units of Common                Percentage of Voting
Owner                                Stock                                    Stock
-------------------------------- ---------------------------- ---------------------------------

Geoffrey Eiten.                         6,127,894                                        30.69%
President
300 Chestnut Street, Suite 200
Needham, MA 02492

Officers  and  Directors as a           6,127,894                                        30.60%
Group (1 Persons)

                                 PROPOSAL NO. 1
                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON STOCK

GENERAL

Mason Hill's current Certificate of Incorporation provides for an authorized capitalization consisting of 20,000,000 shares of common stock, $.002 par value per share and 5,000,000 shares of Serial Preferred Stock, $.001 par value. As of the record date, there were 20,000,000 shares of common stock outstanding. The Board of Directors believes that it is in the best interest of both the company and its stockholders to increase the authorized shares of common stock from 20,000,000 authorized shares, $.002 par value, to 500,000,000 shares, $.002 par value.

PURPOSE

The Board of Directors believes that this increase might enable the company to raise cash through sales of its common stock or securities convertible into common stock to public and private investors. There are currently no plans to issue out common stock pursuant to this increase.

EFFECT

The issuance by Mason Hill of any additional shares of common stock would dilute the equity interests of the existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of currently authorized shares of common stock.

APPROVAL  REQUIRED

Approval to amend the current Certificate of Incorporation of the company under the Delaware General Corporation Law requires the affirmative vote of the holders of a majority of the voting power of the company.

Section 212 of the Delaware General Corporation Law provides in substance that, unless Mason Hill's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the Delaware General Corporation Law, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the company.

In accordance with the Delaware General Corporation Law, the affirmative vote on the Amendment to the Certificate of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amendment to the Certificate of Incorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment to the Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to the company's stockholders. The Amendment to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware which is anticipated to be on or about December , 2004, a date which
                                                         ---
is 20 days after the mailing of this Information Statement. A copy of the proposed Amendment to the Certificate of Incorporation reflecting the increase in common stock is set forth as Exhibit A.


                       By Order of the Board of Directors

                       /s/Geoffrey  Eiten
                       ------------------
                       Chairman




                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     MASON HILL HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES  HEREBY  CERTIFY:

FIRST: That the Board of Directors of said corporation, by the written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Mason Hill Holdings, Inc., be amended by changing the Fourth Article thereof so that, as amended, said Article shall be read as follows:

"FOURTH: (a) The total number of shares of all classes of Stock which the Corporation shall have the authority to issue is FIVE HUNDRED and FIVE MILLION (505,000,000) shares. Of these (i) FIVE HUNDRED MILLION (500,000,000) shares shall be shares of Common Stock with a par value of $.002 per share; (ii) FIVE MILLION (5,000,000) shall be shares of Serial Preferred Stock with a par value of $.001 per share.

I. The following are powers, rights, qualifications and restrictions regarding the remaining shares of Common Stock ("Common Stock")
                                             -------------

COMMON STOCK. Subject to the rights, privileges, preferences and priorities of any holders of any series of Preferred Stock, the holders of record of the Common Stock (i) shall have equal ratable rights to dividends out of funds legally available therefor, when, as and if declared by the Board of Directors of the Corporation and paid to the holders of Common Stock; (ii) shall be entitled to share ratably in all the assets of the Corporation available for distribution to holders of the Corporation's Common Stock upon liquidation, dissolution or winding up of the Corporation; (iii) shall not have preemptive, subscription or conversion rights, or redemption or sinking funds provisions applicable thereto; and (iv) except as otherwise provided herein by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one non-cumulative vote per share on all matters on which the Corporation's stockholders may vote at all meetings of stockholders. All shares of Common Stock shall be identical with each other in every respect.

II. The following are the powers, rights, qualifications and restrictions regarding the shares of Serial Preferred Stock ("Preferred Stock" or "Serial
                                                                          ------
Preferred  Stock")
----------------

SERIAL PREFERRED STOCK. The Preferred Stock may be issued in additional series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is hereby expressly vested with the authority to determine and fix in the resolution or resolutions providing for additional issuances of additional series of Preferred Stock, the voting powers, conversion rights, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on
                                       --------------
  IN  WITNESS  WHEREOF,  said  Mason  Hill  Holdings,  Inc.,  has  caused  this
certificate  to  be signed by Geoffrey Eiten, its President, this           day
                                                                 -----------
of                  ,  2004.
  ------------------

                                        By:
                                           ------------------
                                        Name: Geoffrey  Eiten
                                             ----------------
                                        Title: President
                                               ---------